UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 21, 2004

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Item 5.           Financial Statements and Exhibits.

(c)                     Exhibits

99.1         On July 21, 2004, Landec Corporation (the “Company”) issued a press release announcing financial results for the fourth quarter and fiscal year ended May 30, 2004.

Item 7.           Results of Operations and Financial Conditions.

The information contained in this Form 8-K, including in Exhibit 99.1 attached hereto, should not be deemed “filed” for the purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing of Landec Corporation under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

On July 21, 2004, Landec Corporation issued a press release announcing its consolidated financial results for the fourth quarter and fiscal year ended May 30, 2004.  The press release is attached hereto as Exhibit 99.1 and in incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LANDEC CORPORATION
Registrant

Date: July 21, 2004	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Name

99.1	Press Release by Landec Corporation dated July 21, 2004, announcing financial results for the fourth quarter and fiscal year ended May 30, 2004.